                               2,500,000 SHARES

                           BRADLEY REAL ESTATE, INC.

                                 COMMON STOCK
                               ($.01 PAR VALUE)


                            UNDERWRITING AGREEMENT
                            ----------------------



                                                                   June 29, 1995
PAINEWEBBER INCORPORATED
ALEX. BROWN & SONS INCORPORATED
 As Representatives of the Several Underwriters,
      c/o PaineWebber Incorporated
      10 Hanover Square
      New York, N.Y. 10005

Dear Sirs:

         Bradley Real Estate, Inc., a Maryland corporation (the "Company" which term, unless the context otherwise requires, includes Bradley Real Estate Trust, a Massachusetts business trust), confirms its agreement with the several Underwriters listed in Schedule A hereto (the "Underwriters") as follows:
                       ----------

1. DESCRIPTION OF SECURITIES. The Company proposes to issue and sell to the several Underwriters 2,500,000 shares of Common Stock, $.01 par value (hereinafter referred to as the "Securities").

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:

                  (a) A registration statement on Form S-3 (File No. 33-87084) with respect to the Securities, including a prospectus, has been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933 ("Act") and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and has been filed with the Commission and has become effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has become effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement ("Prospectus Supplement") setting forth the terms of the Securities and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Rules and Regulations). Copies of such registration statement and prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for each of you and for counsel for the Underwriters) have been delivered to you. Such registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus". Each form of Prospectus, or Prospectus and Prospectus Supplement heretofore made available for use in offering the Securities is referred to herein as a "Preliminary Prospectus." Any reference herein to the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

                  (b) Each part of the Registration Statement, when such part became or becomes effective, each Preliminary Prospectus on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus on the date of filing thereof with the Commission, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                  (c) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Securities Exchange Act of 1934 ("Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

                  (d) The financial statements of the Company set forth or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company as of the dates indicated and the results of operations and changes in financial position for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary financial, pro forma financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. No other financial statements are required to be set forth in the Registration Statement or the Prospectus under the Act or the Rules and Regulations thereunder.

                  (e) The only subsidiaries (as defined in the Rules and Regulations) of the Company are the subsidiaries listed on Schedule B
                                                                ----------
         hereto (the "Subsidiaries"). The Company and each of its Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has full power and authority (corporate and other) to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company; and, other than the Subsidiaries, the Company owns no amounts of stock or other beneficial interest in any corporation, partnership, joint venture or other business entity.

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                  (f)     The outstanding Securities have been duly authorized
         and are, or when issued as contemplated hereby will be, validly issued, fully paid and non-assessable by the Company and conform, or when so issued will conform, to the description thereof in the Prospectus. The stockholders of the Company have no preemptive rights with respect to the Securities.

                  (g) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, and there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company.

                  (h) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company is a party, before or by any court or governmental agency or body, that might result in any material adverse change in the condition (financial or other), business, prospects, net worth or results of operations of the Company, or might materially and adversely affect the properties or assets thereof.

                  (i) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statement or to any of the documents incorporated by reference therein by the Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so filed.

                  (j) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's charter or by-laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities laws; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement, free of any preemptive rights.

                  (k) The Company has complied in all respects with all laws, regulations and orders applicable to it or its respective businesses; the Company is not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties are bound, violation of which would individually or in the aggregate have a material adverse effect on the Company, and no other party under any such agreement or instrument to which the Company is a party is, to the knowledge of the Company, in default in any material respect thereunder; and the Company is not in violation of its charter or by-laws, as the case may be.

                  (l) The Company has good and marketable title to all properties and assets, as described in the Prospectus, owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, and the Company has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by the Company, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company; no tenant under any of the leases pursuant to which the Company leases its properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company complies in all material respects with all applicable codes and zoning laws and regulations; the Company has no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use

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         of, improvement of, construction on, or access to any of the properties of the Company; and the Company has no knowledge of any pending or threatened proceeding or action that will in my manner affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company.

                  (m) Title insurance in favor of the mortgagee and the Company is maintained with respect to each of the properties owned by the Company in an amount at least equal to the greater of (i) the cost of acquisition of such property and (ii) the cost of construction by the Company of the improvements located on such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                  (n) The mortgages and deeds of trust encumbering the properties and assets described in the Prospectus are not convertible nor does the Company hold a participating interest therein.

                  (o) The Company has no knowledge of (i) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company. In connection with the construction on or operation and use of the properties owned by the Company, the Company represents that, as of the date of this Agreement, it has no knowledge of any failure to comply with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, which failure would have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company.

                  (p) Property and casualty insurance in favor of the Company is maintained with respect to each of the properties owned by it in an amount and on such terms as is reasonable and customary for businesses of this type.

                  (q) No holder of outstanding shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in the Registration Statement.

                  (r) The Company has filed all Federal, State and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due.

                  (s) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or by the New York Stock Exchange (the "NYSE"), or as may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (t) The Company holds all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of its business; and the Company has not infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company taken as a whole.

                  (u) For all applicable tax years as to which the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust under the Code. The Company has no intention of changing its operations or engaging in activities which would adversely affect its ability to qualify, or make economically undesirable its continued qualification as, a real estate investment trust.

                  (v) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (w) The Securities have been approved for listing upon official notice of issuance on the NYSE.

         3. PURCHASE, SALE AND DELIVERY OF SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $ 15.12 per share, the amount of Securities set forth opposite the name of such Underwriter in Schedule A
                                                                 ----------
hereto.

         The Securities to be purchased by the Underwriters will be delivered by the Company to you for the accounts of the several Underwriters at the office of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, 10005, against payment of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds payable to the order of the Company at the office Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, at 10:00 a.m., New York time, on July 6, 1995 (or if the NYSE or American Stock Exchange or commercial banks in The City of New York are not open on such day, the next day on which such exchanges and banks are open), or at such other time not later than eight full business days thereafter as you and the Company determine, such time being herein referred to as the "Closing Date." If requested by you, the Securities will be prepared in definitive form and in such authorized denominations and registered in such names as you may request upon at least two business days' prior notice to the Company and will be made available for checking and packaging at the office of PaineWebber Incorporated at least one business day prior to the Closing Date.

         It is understood that you, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder.

         4. COVENANTS. The Company covenants and agrees with each Underwriter that:

                  (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify you promptly of such filing. During the period in which a prospectus relating to the Securities is required to be delivered under the Act, the Company will notify you promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and it will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                  (b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                  (c) Within the time during which a prospectus relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  (d) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate (including, without limitation, an application for exemption from Section 352-e of the General Business Law of the State of New York) and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                  (e) The Company will furnish to the Underwriters copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as you may from time to time reasonably request.

                  (f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been made available.

                  (g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated,
         (i) will pay the costs and charges of any transfer agent or registrar, and the cost of preparing stock certificates; and (ii) will pay all other expenses incident to the performance of its obligations hereunder, the expenses of printing all documents relating to the offering, and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 4(d) hereof and the preparation of memoranda relating thereto, and for any filing fee of the NASD relating to the Securities. If the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The

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          Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                  (h) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

                  (i) The Company, its executive officers and the members of its Board of Directors will not, directly or indirectly, offer, sell or otherwise dispose of any shares of capital stock or securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of capital stock prior to the expiration of 90 days from the date of this Agreement without your prior written consent.

                  (j) The Company will continue to elect to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust."

          5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a)     The Prospectus shall have been filed as required by
          Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                  (b) No Underwriter shall have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in your opinion is material, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any change, on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company or any change in the rating assigned to any securities of the Company, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Prospectus.

                  (d) You shall have received the opinion of Goodwin, Procter & Hoar, counsel for the Company, dated the Closing Date, to the effect that:

                          (i) The Company and each of its Subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation, has full power and authority to conduct its business as described in the Registration Statement and Prospectus, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its Subsidiaries;

                          (ii) The outstanding shares of capital stock of the Company and the Securities have been duly authorized and are, or when issued as contemplated hereby will be, fully paid and non-assessable by the Company and conform, or when so issued will conform, to the description thereof in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

                          (iii) The Registration Statement has become effective under the Act; the Prospectus Supplement has been filed as required by Section 2(a) hereof, and to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                          (iv) Each part of the Registration Statement, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; and such counsel have no reason to believe that either any part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the documents incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, when they became effective under the Act or were filed with the Commission under the Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; it being understood that such counsel need express no opinion as to the financial statements or other financial data included in any of the documents mentioned in this clause;

                          (v) The descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus (or required to be filed under the Exchange Act if upon such filing they would be incorporated by reference therein) or to be filed as exhibits to the Registration Statement that are not described and filed as required;

                          (vi) This Agreement has been duly authorized, executed and delivered by the Company; the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Company's charter or by-laws, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Securities by the Company, except such as have been obtained under the Act and such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters;

                          (vii) For all applicable tax years as to which the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code. The federal income tax treatment described in the Prospectus under the caption "Taxation" is accurate;

                           (viii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (e) You shall have received from Latham & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the organization of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (f) At the time of execution of this Agreement and at the Closing Date, you shall have received a letter from KPMG Peat Marwick LLP, dated the date of delivery thereof, to the effect set forth in
         Exhibit I hereto.
         ---------

                  (g) You shall have received from the Company a certificate, signed by the President or a Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                          (i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened, by the Commission; and

                          (iii) Since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed.

                  (h) The Company shall have furnished to you such further certificates and documents as you shall have reasonably requested.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the registration statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

         (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act, and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each member of the Board of Directors of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a member of the Board of Directors of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Securities hereunder.

         8. SUBSTITUTION OF UNDERWRITERS. (a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased does not aggregate more than 10% of the total amount of Securities that the Underwriters are obligated to purchase hereunder at the Closing Date, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule A hereto except as may otherwise be determined by you) the
         ----------
Securities that the withdrawing or defaulting Underwriter or Underwriters agreed but failed to purchase.

         (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Securities agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Securities in accordance with the terms hereof, and the amount of Securities not purchased aggregates more than 10% of the total amount of Securities that the Underwriters are obligated to purchase hereunder at the Closing Date, and arrangements satisfactory to you and the Company for the purchase of such Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter with respect to Securities not purchased by reason of such termination (except to the extent provided in Section 4(g) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Securities agreed by such Underwriter to be purchased hereunder) be under any liability to the Company with respect to such Securities (except to the extent provided in Section 6 hereof).

         9. TERMINATION. You shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the NYSE or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NYSE or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party with respect to Securities not purchased by reason of such termination except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, telex or telecopy, confirmed by letter.

         10. NOTICES. All notices or communications hereunder shall be in writing and if sent to you shall be mailed, delivered, telexed or telecopied and confirmed to you, c/o PaineWebber Incorporated, 10 Hanover Square, New York, New York, 10005, or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to the Company at 250 Boylston Street, Boston, Massachusetts 02116. Notice to any Underwriter pursuant to Section 6 hereof shall be mailed, delivered, telexed or telecopied and confirmed to such Underwriter's address as it appears in such Underwriter's questionnaire or other notice furnished to the Company in writing for the purpose of communications hereunder. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

         11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the controlling persons, officers and directors referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

         In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and any action under this Agreement taken by you will be binding upon all the Underwriters.

         12. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         13. OVERALLOTMENT OPTION. (a) In addition to the shares of Common Stock being sold by the Company and described in Section 1 hereof (which are referred to herein as the "Firm Shares"), the Underwriters, at their option, shall have the right to purchase from the Company up to an aggregate of 375,000 additional shares of Common Stock, par value $.01 per share ("Optional Shares"). The first two paragraphs of Section 3 hereof shall be deemed to apply only to the purchase, sale and delivery of the Firm Shares. References in those two paragraphs and in Schedule A hereto to the "Securities" shall be deemed to be
                  ----------
references to the "Firm Shares"; except as otherwise provided in this Section 13, other references in this Agreement to the "Securities" shall be deemed to include the Firm Shares and the Optional Shares.

         (b) Upon written notice from you given to the Company not more than 30 days subsequent to the date of the public offering of the Securities, the Underwriters may purchase all or less than all of the Optional Shares at the purchase price per share to be paid for the Firm Shares. The Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, that Underwriter's proportionate share (based upon the respective underwriting obligations of the several Underwriters hereunder as set forth in Schedule A hereto except as may be
                                       ----------
adjusted by you to eliminate fractions) of the number of Optional Shares specified in such notice. Such Optional Shares may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares. No Optional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Shares or any portion thereof may be surrendered and terminated at any time upon notice by you to the Company. The "Closing Date" as defined in Section 3 hereof, shall be deemed to be the "First Closing Date," and the time for the delivery of and payment for the Optional Shares, is herein referred to as the "Second Closing Date," (which may be the First Closing Date). The Second Closing Date shall be determined by you but shall be not later than 10 days after you give to the Company written notice of election to purchase Optional Shares. The preparation, registration, checking and delivery of, and payment for, the Optional Shares shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Shares, except as you and the Company may otherwise agree.

         (c)      The conditions to the Underwriters' obligations set forth in
Section 5 shall be deemed to be conditions to the Underwriters' obligations to purchase and pay for the Securities to be purchased on each of the First Closing Date and the Second Closing Date, as the case may be; references in that Section and in Sections 2, 8 and 9 hereof to the "Closing Date" shall be deemed to be references to the First Closing Date or the Second Closing Date, as the case may be, and references to the "Securities" in Section 5 hereof shall be deemed to be references to the Securities to be purchased at such Closing Date. A termination of this Agreement as to the Optional Shares after the First Closing Date will not terminate this Agreement as to the Firm Shares.

         If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters.


                                       Very truly yours,

                                       BRADLEY REAL ESTATE, INC.



                                       By: /s/ E. Lawrence Miller
                                          ------------------------------------
                                             Name: E. Lawrence Miller
                                                  -----------------------------
                                             Title: President
                                                   ---------------------------

ACCEPTED as of the date first above
 written on behalf of ourselves and
 as representatives of the other
 Underwriters named in Schedule A hereto.


PAINEWEBBER INCORPORATED
ALEX. BROWN & SONS INCORPORATED


By PAINEWEBBER INCORPORATED



By:  /s/ Thomas N. Cook, Jr.
     --------------------------------------
         Thomas N. Cook, Jr.,
         Senior Vice President

                                  SCHEDULE A

                                                                Amount of
                                                                Securities
                                                                  to be
                                                                Purchased
                                                                ---------
                     Underwriter
                     -----------

PAINEWEBBER INCORPORATED......................................    750,000
ALEX. BROWN & SONS INCORPORATED...............................    750,000

DEAN WITTER REYNOLDS INC. ....................................     80,000
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION...........     80,000
A. G. EDWARDS & SONS, INC. ...................................     80,000
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED............     80,000
OPPENHEIMER & CO., INC. ......................................     80,000
SMITH BARNEY INC. ............................................     80,000

ADVEST, INC. .................................................     50,000
J. C. BRADFORD & CO. .........................................     50,000
FAHNESTOCK & CO. INC. ........................................     50,000
LADENBURG, THALMANN & CO., INC. ..............................     50,000
MCDONALD & COMPANY SECURITIES, INC. ..........................     50,000
PIPER JAFFRAY INC. ...........................................     50,000
SUTRO & CO. INCORPORATED......................................     50,000
TUCKER ANTHONY INCORPORATED...................................     50,000

FIRST EQUITY CORPORATION OF FLORIDA...........................     30,000
MOORS & CABOT, INC. ..........................................     30,000
PENNSYLVANIA MERCHANT GROUP LTD...............................     30,000
H. C. WAINWRIGHT CO., INC. ...................................     30,000


                                                      ______________________


                          Total...............................    2,500,000
                                                                  =========

                                   SCHEDULE B

Subsidiaries
- ------------

Bradley Real Estate Management, Inc., a Massachusetts corporation
Bradley Midwest Management, Inc., a Minnesota corporation

                                                                       EXHIBIT I


        (1) They are independent certified public accountants with respect to the Company and within the meaning of the Act and the Rules and Regulations and the answer to Item 10 of the Registration Statement form is correct insofar as it relates to them.

        (2) In their opinion, the financial statements and schedules examined by them and included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations of the Commission thereunder.

        (3) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited financial statements included in the Prospectus or attached to such letter, as indicated in their reports thereon attached to such letter.

        (4) On the basis of procedures referred to in such letter, including a reading of the latest available interim financial statements of the Company and inquiries of officials of the Company responsible for financial and accounting matters, nothing caused them to believe that:

               (A) the unaudited information with respect to the results of operations and financial position for and at the end of each of the two years in the period ended December 31, 1994 included or incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 does not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations of the Commission thereunder, is not fairly stated in all material respects in relation to the audited financial statements from which it has been derived, or does not agree with the corresponding amounts in the audited financial statements for each of the years then ended;

               (B) the unaudited information with respect to the results of operations and financial position for and at the end of the two years ended December 31, 1994 included in the Prospectus under the captions "Summary" and "Selected Financial Data" does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations, is not fairly stated in all material respects in relation to the audited financial statements from which it has been derived, or does not agree with the corresponding amounts in the audited financial statements for each of the years then ended;

               (C) the unaudited financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations of the Commission thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1994;

               (D) the unaudited information with respect to the results of operations and financial position for and at the end of the three months ended March 31, 1995 and March 31, 1994 included in the Prospectus under the captions "Summary" and "Selected Financial Data" does not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or does not agree with the corresponding amounts in the unaudited financial statements referred to in clause (C) above;

               (E) at the date of the latest available internal balance sheet of the Company and at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the equity capitalization, short-term debt or long-term debt of the Company, or any decrease in net assets as compared with amounts shown in the March 31, 1995 balance sheet included in the Prospectus, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter;

               (F) for the period from March 31, 1995 to the date of the latest available internal balance sheet of the Company and to a subsequent specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period of the previous year, in rental income or in the total or per share amounts of income before extraordinary items or of net income, except in all cases for changes or decreases that the Prospectus discloses have occurred or may occur or as may be set forth in such letter.

        (5) In addition to their examination referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (4) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information that are included or incorporated by reference in the Prospectus and appear in the Prospectus under the captions "Prospectus Supplement Summary," "The Company," "Use of Proceeds," "Capitalization," "Market Price of Shares and Distributions," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Properties," and appear or are incorporated by reference in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 under the captions, "Business," "Market for the Registrant's Shares and Related Shareholder Matters," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operation," "Properties," "Financial Statement and Supplementary Data," and "Financial Statements" and have found such dollar amounts, percentages, and financial information to be in agreement with the general accounting records of the Company.

        (6) In addition to their examination referred to in their reports included or incorporated by reference in the Registration Statement and Prospectus and the procedures referred to in (5) above, they have carried out certain other specified procedures, not constituting an audit, with respect to the dollar amounts, percentages and other financial information that are included in the Prospectus and appear in the Prospectus under the captions "Prospectus Supplement Summary," "The Company," "Management's Discussion and Analysis of Financial Condition and Results of Operation" and "Properties" and have found such dollar amounts, percentages and other financial information to be in agreement with the general accounting records of St. Francis Plaza.

                            ______________________